CERTIFICATION PURSUANT TO RULE 30A-2(B) UNDER THE 1940 ACT AND
                     SECTION 906 OF THE SARBANES-OXLEY ACT

I, Brian C. Beh, President of The Roxbury Funds (the "Registrant"), certify that:

1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:  February 22, 2008                      /s/ Brian C. Beh
      -----------------------               -------------------------------
                                              Brian C. Beh, President
                                              (principal executive officer)


I, Michael Kromm, Treasurer of The Roxbury Funds (the "Registrant"), certify that:

1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:  February 22, 2008                      /s/ Michael Kromm
      -----------------------               -------------------------------
                                              Michael Kromm, Treasurer
                                              (principal financial officer)